Exhibit 10.27

AMENDMENT NO. 1 TO AMENDED AND

RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT

This AMENDMENT NO. 1 TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of October 17, 2014 (this “Amendment No. 1”), is by and among MEDICAL PROPERTIES TRUST, INC., a Maryland corporation (“Holdings”), MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “Borrower”), the financial institutions listed on the signature pages hereof (the “Lenders”) and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (the “Administrative Agent”). Reference is made to that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of June 19, 2014 (as amended, restated, replaced, supplemented or modified from time to time, the “Credit Agreement”), by and among Holdings, the Borrower, the Lenders referenced therein and the Administrative Agent. Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement, as amended hereby.

RECITALS

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent make certain amendments to the Credit Agreement; and

WHEREAS, the Borrower, the Lenders and the Administrative Agent are willing to make such amendments as set forth herein;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. As of the Amendment Effective Date (as defined in Section 4 hereof), the Credit Agreement is hereby amended as follows:

1.1 Amendment to Section 1.1: Definition of Alternative Currency Sublimit. The definition of “Alternative Currency Sublimit” set forth in Section 1.1 of the Credit Agreement is restated in its entirety to read as follows:

““Alternative Currency Sublimit”: an amount equal to the lesser of the Total Revolving Commitments and €500,000,000. The Alternative Currency Sublimit is part of, and not in addition to, the Revolving Commitments.”

1.2 Amendment to Section 1.1: Definition of Permitted Investments. The definition of “Permitted Investments” set forth in Section 1.1 of the Credit Agreement is amended by:

(a) restating clause (r) thereof to read as follows:

“(s) any transaction (other than any Investment specifically limited by the above clauses (a) through (r)) which constitutes an Investment to the extent permitted by Section 7.10.”

; and

(b) inserting the following new clause (r) after clause (q) thereof:

“(r) the Median Investment; and”.

1.3 Amendment to Section 1.1: Definition of Pricing Grids. The definition of “Pricing Grids” set forth in Section 1.1 of the Credit Agreement is hereby amended by adding the following proviso after the table entitled “For Term Loans:” in clause (a) of such definition:

“; provided that if either the Total Leverage Ratio or the Unsecured Leverage Ratio exceeds 65%, then the Applicable Margins for both Revolving Loans and Term Loans shall be increased by 0.50% above the Applicable Margins otherwise applicable to a Total Leverage Ratio ≥ 55% in the tables set forth above.”

1.4 Amendment to Section 1.1: Definition of Swingline Commitment. The definition of “Swingline Commitment” set forth in Section 1.1 of the Credit Agreement is hereby restated in its entirety to read as follows:

““Swingline Commitment”: the obligation of the Swingline Lender to make Swingline Loans pursuant to Section 2.6 in an aggregate principal amount at any one time outstanding not to exceed $77,500,000.”

1.5 Amendment to Section 1.1: Definition of Total Asset Value. The definition of “Total Asset Value” set forth in Section 1.1 of the Credit Agreement is restated in its entirety to read as follows:

““Total Asset Value”: an amount equal to the sum, without duplication, of (i) the undepreciated cost (after taking into account any impairments) of all Real Properties that are 100% fee owned or ground-leased by the Group Members (other than Development Properties), plus (ii) the pro-rata share of the undepreciated cost (after taking into account any impairments) of all Real Properties that are less than 100% fee owned or ground-leased by the Group Members (other than Development Properties), plus (iii) unrestricted cash and Cash Equivalents of the Group Members in excess of $10,000,000; provided that, for purposes of calculating the Total Leverage Ratio, no such unrestricted cash and Cash Equivalents will be added to Total Asset Value if such unrestricted cash and Cash Equivalents have been deducted from Total Indebtedness in the Total Leverage Ratio, plus (iv) the book value of (A) notes receivable of the Group Members which are secured by mortgage Liens on real estate and which are not more than 60 days past due or otherwise in payment default after giving effect to applicable cure periods that has resulted in the commencement of the exercise of remedies (“Mortgage Notes”), (B) notes receivable of Group Members (1) under which the obligor (or the guarantor thereof) is the operator of a medical property for which a Group Member is the lessor or mortgagee, (2) which are cross-defaulted to the lease or Mortgage Note held by such Group Member, (3) which are not more than 60 days past due or otherwise in payment default after giving effect to applicable cure periods, and (4) which are not in a principal amount in excess of $15,000,000 per note and are set forth in a schedule provided to the Administrative Agent (provided that not more than $50,000,000 of Total Asset Value may be attributable to notes receivable described in this clause (B)), (C) notes receivable in the original principal amount of approximately $93,200,000 evidencing the acquisition loan in connection with the acquisition of Ernest Health, Inc., and (D) notes receivable in the original principal amount of approximately €480,000,000 evidencing the Median Investment so long as such notes are not more than 60 days past due or otherwise in payment default after giving effect to applicable cure periods, plus (v) the book value (after taking into account any impairments) of Construction-in-Process for all Development Properties (in an amount not to exceed the greater of $200,000,000 and 7% of Total Asset Value), all as determined on a consolidated basis in accordance with GAAP.”

1.6 Amendment to Section 1.1: Definition of Unencumbered Asset Value. The definition of “Unencumbered Asset Value” set forth in Section 1.1 of the Credit Agreement is amended by:

(a) restating clause (C) of the proviso to such definition in its entirety to read as follows:

“(C) not more than 30% of Unencumbered Asset Value may be attributable to Unencumbered Properties and Mortgage Notes for which a single Person is the tenant or obligor (and where any tenant or obligor is a joint venture in which a Person holds an interest, only such Person’s pro-rata share of the Unencumbered Asset Value attributable to the Unencumbered Property or Mortgage Note owned by such joint venture shall be counted against such Person for purposes of this clause (C)), provided that not more than 40% of Unencumbered Asset Value may be attributable to Unencumbered Properties and Mortgage Notes for which (i) Prime Healthcare or (ii) Median or RHM Klinik-und Altenheimbetriebe GmbH & Co. KG, as applicable, are the tenant or obligor in any two consecutive quarters,”

; and

(b) restating clause (G) of the proviso to such definition in its entirety to read as follows:

“(G) not more than 40% of Unencumbered Asset Value, in the aggregate, may be attributable to Unencumbered Properties located in Specified Jurisdictions (provided that not more than 20% of Unencumbered Asset Value, in the aggregate, may be attributable to Unencumbered Properties located in Specified Jurisdictions other than Germany and the United Kingdom),”

1.7 Amendment to Section 1.1: New Definition of Median Investment. Section 1.1 of the Credit Agreement is amended by adding the following new definitions of “Median” and “Median Investment” immediately after the definition of “Materials of Environmental Concern”:

““Median”: Median Kliniken S. à r.l. together with its subsidiaries and participations.

“Median Investment”: the Investment made by the Borrower or its Subsidiaries to Waterland Private Equity Fund V C.V. and/or its affiliates or investment vehicles in connection with the acquisition of a portfolio of Median healthcare facilities in an aggregate amount not to exceed EUR480,000,000.”

1.8 Amendment to Section 2.23. Section 2.23(a) of the Credit Agreement is amended by (a) deleting the amount “$250,000,000” on the sixth line thereof and substituting the amount “$400,000,000” in place thereof and (b) deleting the amount “$1,150,000,000” on the eighth line thereof and substituting the amount “$1,550,000,000” in place thereof.

1.9 Amendment to Section 3.1. Section 3.1(a) of the Credit Agreement is amended by deleting the words “agrees to” on the second line thereof and substituting the words “may in its sole discretion” in place thereof.

1.10 Amendment to Section 7.1(a). Section 7.1(a) of the Credit Agreement is restated in its entirety to read as follows:

“(a) Total Leverage Ratio. Permit the ratio of (i) (A) Total Indebtedness minus (B) as of such date of determination, unrestricted cash and Cash Equivalents of the Group Members in excess of $10,000,000 that is being held to repay that portion of Total Indebtedness that matures within twenty-four (24) months of such date of determination to (ii) Total Asset Value (the “Total Leverage Ratio”) as at the last day of any period of four consecutive fiscal quarters of the Borrower or on the date of any incurrence of Indebtedness by the Borrower or its Subsidiaries hereunder to exceed 60%; provided that such ratio may exceed 60% in order to permit the Borrower to consummate a Significant Acquisition so long as (i) such ratio does not exceed 60% as of the end of more than two (2) consecutive fiscal quarters in any fiscal year and (ii) such ratio does not exceed 65% as of such date of determination; and provided further that such ratio may exceed 60% for the fiscal quarters ending December 31, 2014, March 31, 2015 and June 30, 2015 in order to permit the Borrower to consummate the Median Investment so long as such ratio does not exceed 70% as of such date of determination.”

1.11 Amendment to Section 7.1(f). Section 7.1(f) of the Credit Agreement is restated in its entirety to read as follows:

“(f) Unsecured Leverage Ratio. Permit the ratio of (i)(A) Unsecured Indebtedness minus (B) as of such date of determination, unrestricted cash and Cash Equivalents of the Group Members in excess of $10,000,000 that is being held to repay that portion of Unsecured Indebtedness that matures within twenty-four (24) months of such date of determination to (ii) Unencumbered Asset Value (the “Unsecured Leverage Ratio”) as at the last day of any period of four consecutive fiscal quarters of the Borrower or on the date of any incurrence of Indebtedness by the Borrower or its Subsidiaries hereunder to exceed 60%; provided that such ratio may exceed 60% in order to permit the Borrower to consummate a Significant Acquisition so long as (i) such ratio does not exceed 60% as of the end of more than two (2) consecutive fiscal quarters in any fiscal year and (ii) such ratio does not exceed 65% as of such date of determination; and provided further that such ratio may exceed 60% for the fiscal quarters ending December 31, 2014, March 31, 2015 and June 30, 2015 in order to permit the Borrower to consummate the Median Investment so long as such ratio does not exceed 80% as of such date of determination.”

1.12 Revolving Commitment. The aggregate Revolving Commitments are increased by $250,000,000 to $1,025,000,000.

1.13 Commitments. Schedule 1.1 A to the Credit Agreement is hereby deleted in its entirety and Schedule 1.1 A to this Amendment No. 1 is substituted in place thereof.

1.14 Increase of Revolving Commitments by Increasing Lenders. Each of JPMorgan Chase Bank, N.A., Bank of America, N.A., Barclays Bank pic, KeyBank National Association, Deutsche Bank AG New York Branch, Compass Bank, Credit Agricole Corporate and Investment Bank, Royal Bank of Canada, SunTrust Bank, Wells Fargo Bank, National Association, Citizens Bank, National Association and Credit Suisse AG, Cayman Islands Branch (the “Increasing Lenders”) hereby agrees to increase its Revolving Commitment to the amount set forth on Schedule 1.1 A to this Amendment No. 1.

1.15 Request under Section 2.23(a) of Credit Agreement.

(a) The Administrative Agent and the Lenders party hereto hereby waive the requirement under Section 2.23(a) of the Credit Agreement that the Borrower provide written notice to the Administrative Agent of its request for New Revolving Commitments.

(b) This Amendment No. 1 is and shall be deemed to be for all purposes of the Credit Agreement a partial exercise by the Borrower of its rights under Section 2.23(a) (as amended by this Amendment No. 1) of the Credit Agreement to request an increase of the Revolving Commitments. From and after the Amendment Effective Date, the Borrower shall be able to request $400,000,000 of remaining Incremental Commitments pursuant to Section 2.23 of the Credit Agreement.

SECTION 2. REPRESENTATIONS AND WARRANTIES OF BORROWER AND HOLDINGS

In order to induce Lenders and Administrative Agent to enter into this Amendment No. 1, Borrower and Holdings each represents and warrants to each Lender and Administrative Agent that the following statements are true, correct and complete:

(i) each of Borrower and Holdings has the power and authority, and the legal right, to make, deliver and perform its obligations under this Amendment No. 1, the Credit Agreement as amended by this Amendment No. 1 (the “Amended Agreement”) and any Notes issued pursuant to Section 4D below (the “New Notes”);

(ii) each of Borrower and Holdings has taken all necessary organizational action to authorize the execution, delivery and performance of this Amendment No. 1 and the New Notes;

(iii) no consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment No. 1 and the New Notes, except consents, authorizations, filings and notices which have been obtained or made and are in full force and effect;

(iv) the execution, delivery and performance of this Amendment No. 1 and the New Notes will not violate any Requirement of Law or any Contractual Obligation of any Group Member, except for any such violation which could not reasonably be expected to have a Material Adverse Effect, and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation;

(v) this Amendment No. 1, the Amended Agreement and the New Notes have been duly executed and delivered by Borrower and Holdings and are the legal, valid and binding obligations of Borrower and Holdings, enforceable against Borrower and Holdings in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(vi) the representations and warranties contained in Section 4 of the Credit Agreement are and will be true and correct in all material respects on and as of the date hereof and the Amendment Effective Date to the same extent as though made on and as of such dates, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; and

(vii) no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment No. 1 that would constitute a Default or Event of Default.

SECTION 3. ACKNOWLEDGEMENT AND CONSENT

Each Guarantor has read this Amendment No. 1 and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment No. 1, the obligations of such Guarantor under each of the Loan Documents to which such Guarantor is a party shall not be impaired and each of the Loan Documents to which such Guarantor is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

Each of Holdings, Borrower and the Subsidiary Guarantors hereby acknowledges and agrees that the Guarantor Obligations under, and as defined in, the Guarantee Agreement, dated as of June 19, 2014, by and among Holdings, the Subsidiary Guarantors and the Administrative Agent, as supplemented (the “Guarantee Agreement”) will include all Obligations under, and as defined in, the Credit Agreement (as amended hereby).

Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment No. 1, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment No. 1 and (ii) nothing in the Credit Agreement, this Amendment No. 1 or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

SECTION 4. CONDITIONS TO EFFECTIVENESS

Except as set forth below, Section 1 of this Amendment No. 1 shall become effective only upon the satisfaction of the following conditions precedent (the date of satisfaction of such conditions being referred to as the “Amendment Effective Date”):

A. The Borrower, Holdings, the other Guarantors, the Administrative Agent and the Required Lenders shall have indicated their consent hereto by the execution and delivery of the signature pages hereof to the Administrative Agent.

B. The Administrative Agent shall have received a secretary’s certificate of Holdings and the Borrower (i) either confirming that there have been no changes to its organizational documents since April 26, 2011, or if there have been changes to Holdings’ or the Borrower’s organizational documents since such date, certifying as to such changes, and (ii) certifying as to resolutions and incumbency of officers with respect to this Amendment No. 1 and the transactions contemplated hereby.

C. The Lenders and the Administrative Agent shall have received all reasonable out-of-pocket costs and expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel for which the Borrower agrees it is responsible pursuant to Section 10.5 of the Credit Agreement), incurred in connection with this Amendment No. 1.

D. Execution and delivery to the Administrative Agent by the Borrower of amended and restated Notes in favor of the Increasing Lenders in the aggregate total incremental amount of $250,000,000.

E. Delivery to the Administrative Agent by Goodwin Procter LLP, as counsel to the Borrower, of an opinion addressed to the Lenders and the Administrative Agent in form and substance reasonably satisfactory to the Administrative Agent.

F. Payment by the Borrower of any agreed upon compensation to the Lenders and the Joint Lead Arrangers as provided in Section 2.23 of the Credit Agreement or as separately agreed in connection with this Amendment No. 1 and the increase of the Revolving Commitments of the Increasing Lenders and any resulting reallocation of the Revolving Loans.

G. The conditions set forth in Section 5.2 of the Credit Agreement shall have been satisfied and the Administrative Agent shall have received a certificate dated the Amendment Effective Date and executed by a Responsible Officer of the Borrower that such conditions have been satisfied and that the Borrower shall be in pro forma compliance with the covenants set forth in Section 7.1 of the Credit Agreement after giving effect to this Amendment No. 1, the incremental Revolving Commitments, the Loans to be made thereunder and the application of the proceeds therefrom as if made and applied on such date.

SECTION 5. MISCELLANEOUS

A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i) On and after the effective date of this Amendment No. 1, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof, “herein” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

(ii) Except as specifically amended by this Amendment No. 1, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii) The execution, delivery and performance of this Amendment No. 1 shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any of the other Loan Documents.

B. Headings. Section and subsection headings in this Amendment No. 1 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 1 for any other purpose or be given any substantive effect.

C. Applicable Law. THIS AMENDMENT NO. 1 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

D. Counterparts; Effectiveness. This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment No. 1 (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 4 hereof) shall become effective upon the execution of a counterpart hereof by Holdings, Borrower and the Required Lenders and receipt by Borrower and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

HOLDINGS:	MEDICAL PROPERTIES TRUST, INC.

	By:	/s/ R. Steven Hamner
		Name:	R. Steven Hamner
		Title:	Executive Vice President and Chief Financial Officer

BORROWER:	MPT OPERATING PARTNERSHIP, L.P.

	By:	/s/ R. Steven Hamner
		Name:	R. Steven Hamner
		Title:	Executive Vice President and Chief Financial Officer

[Signature Page – Amendment No. 1]

SUBSIDIARY GUARANTORS

(FOR PURPOSES OF SECTION 3):

MEDICAL PROPERTIES TRUST, LLC

By:	MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
	Name:	R. Steven Hamner
	Title:	Executive Vice President and Chief
Financial Officer

[Signature Page – Amendment No. 1]

MPT OF VICTORVILLE, LLC
MPT OF BLOOMINGTON, LLC
MPT OF COVINGTON, LLC
MPT OF REDDING, LLC
MPT OF CHINO, LLC
MPT OF DALLAS LTACH, LLC
MPT OF PORTLAND, LLC
MPT OF VICTORIA, LLC
MPT OF LULING, LLC
MPT OF WEST ANAHEIM, LLC
MPT OF LA PALMA, LLC
MPT OF PARADISE VALLEY, LLC
MPT OF SOUTHERN CALIFORNIA, LLC
MPT OF TWELVE OAKS, LLC
MPT OF SHASTA, LLC
MPT OF BOSSIER CITY, LLC
MPT OF WEST VALLEY CITY, LLC
MPT OF IDAHO FALLS, LLC
MPT OF POPLAR BLUFF, LLC
MPT OF BENNETTSVILLE, LLC
MPT OF DETROIT, LLC
MPT OF BRISTOL, LLC
MPT OF NEWINGTON, LLC
MPT OF ENFIELD, LLC
MPT OF PETERSBURG, LLC
MPT OF GARDEN GROVE HOSPITAL, LLC
MPT OF GARDEN GROVE MOB, LLC
MPT OF SAN DIMAS HOSPITAL, LLC
MPT OF SAN DIMAS MOB, LLC
MPT OF CHERAW, LLC
MPT OF FT. LAUDERDALE, LLC
MPT OF PROVIDENCE, LLC
MPT OF SPRINGFIELD, LLC
MPT OF WARWICK, LLC
MPT OF RICHARDSON, LLC
MPT OF ROUND ROCK, LLC
MPT OF SHENANDOAH, LLC
MPT OF HILLSBORO, LLC
MPT OF FLORENCE, LLC
MPT OF CLEAR LAKE, LLC
MPT OF TOMBALL, LLC
MPT OF GILBERT, LLC
MPT OF CORINTH, LLC
MPT OF BAYONNE, LLC
MPT OF ALVARADO, LLC
MPT OF DESOTO, LLC
MPT OF HAUSMAN, LLC
MPT OF HOBOKEN HOSPITAL, LLC
MPT OF HOBOKEN REAL ESTATE, LLC

[Signature Page – Amendment No. 1]

MPT OF OVERLOOK PARKWAY, LLC
MPT OF NEW BRAUNFELS, LLC
MPT OF WESTOVER HILLS, LLC
MPT OF WICHITA, LLC
MPT OF BILLINGS, LLC
MPT OF BOISE, LLC
MPT OF BROWNSVILLE, LLC
MPT OF CASPER, LLC
MPT OF COMAL COUNTY, LLC
MPT OF GREENWOOD, LLC
MPT OF JOHNSTOWN, LLC
MPT OF LAREDO, LLC
MPT OF LAS CRUCES, LLC
MPT OF MESQUITE, LLC
MPT OF POST FALLS, LLC
MPT OF PRESCOTT VALLEY, LLC
MPT OF PROVO, LLC
MPT OF NORTH CYPRESS, LLC
MPT OF LAFAYETTE, LLC
MPT OF INGLEWOOD LLC
MPT OF RENO, LLC
MPT OF ROXBOROUGH, LLC
MPT OF ALTOONA, LLC
MPT OF HAMMOND, LLC
MPT OF SPARTANBURG, LLC
MPT OF WYANDOTTE COUNTY, LLC
MPT OF LEAVENWORTH, LLC
MPT OF CORPUS CHRISTI, LLC
MPT OF BRODIE FCER, LLC
MPT OF LITTLE ELM FCER, LLC
MPT OF OGDEN, LLC
MPT OF NACOGDOCHES FCER, LLC
MPT OF MESA, LLC
MPT OF PORT ARTHUR, LLC
MPT OF WEST MONROE, LLC
MPT OF DALLAS, LLC
MPT OF LEGACY MONTCLAIR, LLC
MPT OF ALVIN FCER, LLC
MPT OF FIRESTONE FCER, LLC
MPT OF HOUSTON-ELDRIDGE FCER, LLC
MPT OF CEDAR HILL FCER, LLC
MPT OF ALLEN FCER, LLC
MPT OF FRISCO FCER, LLC
MPT OF BROOMFIELD FCER, LLC
MPT OF CHAMPION FOREST FCER, LLC
MPT OF NORTH GATE FCER, LLC
MPT OF THORNTON FCER, LLC
MPT OF FOUNTAIN FCER, LLC
MPT OF MISSOURI CITY FCER, LLC

[Signature Page – Amendment No. 1]

MPT OF PEARLAND FCER, LLC
MPT OF MISSOURI CITY - DULLES FCER, LLC
MPT OF PEARLAND FCER, LLC
MPT OF MISSOURI CITY - DULLES FCER, LLC
MPT OF COMMERCE CITY FCER, LLC
MPT OF FORT WORTH FCER, LLC
MPT OF SUMMERWOOD FCER, LLC
MPT OF FAIRMOUNT - ALECTO, LLC
MPT OF HOOVER - MEDICAL WEST, LLC

By:	MPT OPERATING PARTNERSHIP, L.P.,
sole member of each of the above entities

	By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

		By:	MEDICAL PROPERTIES TRUST, INC.,
its sole member

			By:	/s/ R. Steven Hamner
				Name:	R. Steven Hamner
				Title:	Executive Vice President and Chief Financial Officer

MPT OF DALLAS LTACH, L.P.
By:	MPT OF DALLAS LTACH, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC.,
its sole member

[Signature Page – Amendment No. 1]

MPT OF VICTORIA, L.P.
By:	MPT OF VICTORIA, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF LULING, L.P.
By:	MPT OF LULING, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC.,
its sole member

MPT OF WEST ANAHEIM, L.P.
By:	MPT OF WEST ANAHEIM, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

[Signature Page – Amendment No. 1]

MPT OF LA PALMA, L.P.
By:	MPT OF LA PALMA, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC.,
its sole member

MPT OF PARADISE VALLEY, L.P.
By:	MPT OF PARADISE VALLEY, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC.,
its sole member

MPT OF SOUTHERN CALIFORNIA, L.P.
By:	MPT OF SOUTHERN CALIFORNIA, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC.,
its sole member

[Signature Page – Amendment No. 1]

MPT OF TWELVE OAKS, L.P.
By:	MPT OF TWELVE OAKS, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC.,
its sole member

MPT OF SHASTA, L.P.
By:	MPT OF SHASTA, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC.,
its sole member

MPT OF GARDEN GROVE HOSPITAL, L.P.
By:	MPT OF GARDEN GROVE HOSPITAL, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

[Signature Page – Amendment No. 1]

MPT OF GARDEN GROVE MOB, L.P.
By:	MPT OF GARDEN GROVE MOB, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF SAN DIMAS HOSPITAL, L.P.
By:	MPT OF SAN DIMAS HOSPITAL, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF SAN DIMAS MOB, L.P.
By:	MPT OF SAN DIMAS MOB, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

[Signature Page – Amendment No. 1]

MPT OF RICHARDSON, L.P.
By:	MPT OF RICHARDSON, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF ROUND ROCK, L.P.
By:	MPT OF ROUND ROCK, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF SHENANDOAH, L.P.
By:	MPT OF SHENANDOAH, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

[Signature Page – Amendment No. 1]

MPT OF HILLSBORO, L.P.
By:	MPT OF HILLSBORO, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF CLEAR LAKE, L.P.
By:	MPT OF CLEAR LAKE, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF TOMBALL, L.P.
By:	MPT OF TOMBALL, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

[Signature Page – Amendment No. 1]

MPT OF CORINTH, L.P.
By:	MPT OF CORINTH, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF ALVARADO, L.P.
By:	MPT OF ALVARADO, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF DESOTO, L.P.
By:	MPT OF DESOTO, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

[Signature Page – Amendment No. 1]

MPT OF MOUNTAIN VIEW LLC
By:	MPT OF IDAHO FALLS, LLC, its sole member

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

WICHITA HEALTH ASSOCIATES LIMITED PARTNERSHIP
By:	MPT OF WICHITA, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF NORTH CYPRESS, L.P.
By:	MPT OF NORTH CYPRESS, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

[Signature Page – Amendment No. 1]

MPT OF INGLEWOOD, L.P.
By:	MPT OF INGLEWOOD, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF ROXBOROUGH, L.P.
By:	MPT OF ROXBOROUGH, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF LOS ANGELES, L.P.
By:	MPT OF LOS ANGELES, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MEDICAL PROPERTIES TRUST, LLC
By:	MEDICAL PROPERTIES TRUST, INC., its sole member

	By:	/s/ R. Steven Hamner
		Name:	R. Steven Hamner
		Title:	Executive Vice President and
Chief Financial Officer

[Signature Page – Amendment No. 1]

/s/ Leanne N. McWilliams		/s/ James Kevin Hanna
MPT RHM Holdco S.à.r.l.		MPT RHM Holdco S.à.r.l.
By:	Leanne N. McWilliams	By:	James Kevin Hanna
Title:	Authorized Signatory	Title:	Authorized Signatory

/s/ Leanne N. McWilliams		/s/ James Kevin Hanna
MPT RHM Sonnenwende S.à.r.l.		MPT RHM Sonnenwende S.à.r.l.
By:	Leanne N. McWilliams	By:	James Kevin Hanna
Title:	Authorized Signatory	Title:	Authorized Signatory

/s/ Leanne N. McWilliams		/s/ James Kevin Hanna
MPT RHM Klaus S.à.r.l.		MPT RHM Klaus S.à.r.l.
By:	Leanne N. McWilliams	By:	James Kevin Hanna
Title:	Authorized Signatory	Title:	Authorized Signatory

/s/ Leanne N. McWilliams		/s/ James Kevin Hanna
MPT RHM Vesalius S.à.r.l.		MPT RHM Vesalius S.à.r.l.
By:	Leanne N. McWilliams	By:	James Kevin Hanna
Title:	Authorized Signatory	Title:	Authorized Signatory

/s/ Leanne N. McWilliams		/s/ James Kevin Hanna
MPT RHM Park S.à.r.l.		MPT RHM Park S.à.r.l.
By:	Leanne N. McWilliams	By:	James Kevin Hanna
Title:	Authorized Signatory	Title:	Authorized Signatory

/s/ Leanne N. McWilliams		/s/ James Kevin Hanna
MPT RHM Fontana S.à.r.l.		MPT RHM Fontana S.à.r.l.
By:	Leanne N. McWilliams	By:	James Kevin Hanna
Title:	Authorized Signatory	Title:	Authorized Signatory

/s/ Leanne N. McWilliams		/s/ James Kevin Hanna
MPT RHM Hillersbach S.à.r.l.		MPT RHM Hillersbach S.à.r.l.
By:	Leanne N. McWilliams	By:	James Kevin Hanna
Title:	Authorized Signatory	Title:	Authorized Signatory

/s/ Leanne N. McWilliams		/s/ James Kevin Hanna
MPT RHM Christiaan S.à.r.l.		MPT RHM Christiaan S.à.r.l.
By:	Leanne N. McWilliams	By:	James Kevin Hanna
Title:	Authorized Signatory	Title:	Authorized Signatory

/s/ Leanne N. McWilliams		/s/ James Kevin Hanna
MPT UK Holdco S.à.r.l.		MPT UK Holdco S.à.r.l.
By:	Leanne N. McWilliams	By:	James Kevin Hanna
Title:	Authorized Signatory	Title:	Authorized Signatory

[Signature Page – Amendment No. 1]

/s/ Leanne N. McWilliams		/s/ James Kevin Hanna
MPT Bath S.à.r.l.		MPT Bath S.à.r.l.
By:	Leanne N. McWilliams	By:	James Kevin Hanna
Title:	Authorized Signatory	Title:	Authorized Signatory

/s/ Leanne N. McWilliams		/s/ James Kevin Hanna
MPT RHM Hohenlohe S.à.r.l.		MPT RHM Hohenlohe S.à.r.l.
By:	Leanne N. McWilliams	By:	James Kevin Hanna
Title:	Authorized Signatory	Title:	Authorized Signatory

/s/ Leanne N. McWilliams		/s/ James Kevin Hanna
MPT RHM Buchberg S.à.r.l.		MPT RHM Buchberg S.à.r.l.
By:	Leanne N. McWilliams	By:	James Kevin Hanna
Title:	Authorized Signatory	Title:	Authorized Signatory

/s/ Leanne N. McWilliams		/s/ James Kevin Hanna
MPT RHM Heinrich Mann S.à.r.l.		MPT RHM Heinrich Mann S.à.r.l.
By:	Leanne N. McWilliams	By:	James Kevin Hanna
Title:	Authorized Signatory	Title:	Authorized Signatory

[Signature Page – Amendment No. 1]

LENDERS:

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Brendan M. Poe
Name:	Brendan M. Poe
Title:	Executive Director

[Signature Page – Amendment No. 1]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Sunal Gupta
Name:	Sunal Gupta
Title:	Vice President

[Signature Page – Amendment No. 1]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Ronnie Glenn
Name:	Ronnie Glenn
Title:	Vice President

[Signature Page – Amendment No. 1]

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Laura Conway
Name:	Laura Conway
Title:	Vice President

[Signature Page – Amendment No. 1]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Michael Winters
Name:	Michael Winters
Title:	Vice President

By:	/s/ Kirk L. Tashjian
Name:	Kirk L. Tashjian
Title:	Vice President

[Signature Page – Amendment No. 1]

COMPASS BANK, as a Lender

By:	/s/ Brian Tuerff
Name:	Brian Tuerff
Title:	Senior Vice President

[Signature Page – Amendment No. 1]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Amy Trapp
Name:	Amy Trapp
Title:	Managing Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Jeff Ferrell
Name:	Jeff Ferrell
Title:	Managing Director

[Signature Page – Amendment No. 1]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Brian Gross
Name:	Brian Gross
Title:	Authorized Signatory

[Signature Page – Amendment No. 1]

SUNTRUST BANK, as a Lender

By:	/s/ Joshua Turner
Name:	Joshua Turner
Title:	Vice President

[Signature Page – Amendment No. 1]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Joe Ellerbroek
Name:	Joe Ellerbroek
Title:	Assistant Vice President

[Signature Page – Amendment No. 1]

CITIZENS BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ David R. Jablonowski
Name:	David R. Jablonowski
Title:	Senior Vice President

[Signature Page – Amendment No. 1]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Vipul Dhadda
Name:	Vipul Dhadda
Title:	Authorized Signatory

By:	/s/ D. Andrew Maletta
Name:	D. Andrew Maletta
Title:	Authorized Signatory

[Signature Page – Amendment No. 1]

CADENCE BANK, N.A., as a Lender

By:	/s/ William H. Crawford
Name:	William H. Crawford
Title:	Executive Vice President

[Signature Page – Amendment No. 1]

FIRST TENNESSEE BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Cathy Wind
Name:	Cathy Wind
Title:	SVP

[Signature Page – Amendment No. 1]

Schedule 1.1 A

Commitments

Lender	Revolving Commitment

JPMorgan Chase Bank, N.A.	$94,000,000

Bank of America, N.A.	$94,000,000

Barclays Bank PLC	$94,000,000

KeyBank National Association	$94,000,000

Deutsche Bank AG New York Branch	$85,000,000

Compass Bank	$76,000,000

Credit Agricole Corporate and Investment Bank	$76,000,000

Royal Bank of Canada	$76,000,000

SunTrust Bank	$76,000,000

Wells Fargo Bank, National Association	$76,000,000

Citizens Bank, National Association	$62,000,000

Credit Suisse AG, Cayman Islands Branch	$59,000,000

Regions Bank	$39,000,000

Cadence Bank, N.A.	$12,000,000

First Tennessee Bank National Association	$12,000,000

$1,025,000,000

Lender	Term Commitment

JPMorgan Chase Bank, N.A.	$11,000,000

Bank of America, N.A.	$11,000,000

Barclays Bank PLC	$11,000,000

KeyBank National Association	$11,000,000

Compass Bank	$9,000,000

Credit Agricole Corporate and Investment Bank	$9,000,000

Royal Bank of Canada	$9,000,000

SunTrust Bank	$9,000,000

Wells Fargo Bank, National Association	$9,000,000

Citizens Bank, National Association	$8,000,000

Credit Suisse AG, Cayman Islands Branch	$6,000,000

Regions Bank	$6,000,000

Cadence Bank, N.A.	$13,000,000

First Tennessee Bank National Association	$3,000,000

$125,000,000